UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 14, 2003

                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    South Carolina                     0-15083           57-0824914
    --------------                     -------           ----------
 (State or other juris-              (Commission       (IRS Employer
 diction of incorporation)           File Number)    Identification Number)

        102 South Main Street, Greenville, South Carolina      29601
        -------------------------------------------------      -----
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (864) 255-7900

ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 14, 2003, The South Financial Group, Inc. ("TSFG") entered into an Agreement and Plan of Merger with MountainBank Financial Corporation ("MBFC") providing for the acquisition of MBFC by TSFG, all as more particularly described in the Agreement and Plan of Merger attached hereto as Exhibit 2.1.

ITEM 7.  EXHIBITS.

         (a) Exhibits.

         Exhibit
         Number

         2.1        Agreement  and Plan of Merger dated May 14, 2003 between The
                    South   Financial   Group,  Inc. and  MountainBank Financial
                    Corporation


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SOUTH FINANCIAL GROUP, INC.

May 16, 2003                        By:     /s/ William S. Hummers III
                                            ----------------------------------
                                            William S. Hummers III
                                            Executive Vice President